                                                                   EXHIBIT 10.32


                                                                  EXECUTION COPY


                             THE CERPLEX GROUP, INC.

                                SECOND AMENDMENT
                     TO CREDIT AGREEMENT AND LIMITED WAIVER


                 This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of November 30, 1996 and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("COMPANY"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and WELLS FARGO BANK, NATIONAL BANK, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 5 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc., Peripheral Computer Support, Inc., Modcomp/Cerplex L.P., Modcomp Joint Venture, Inc., Modular Computer Services, Inc., Modular Computer Systems GmbH and Modcomp France S.A. (collectively, "GUARANTORS"), and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996, (the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent and Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                 WHEREAS, Company and Lenders executed a Limited Waiver dated as of October 31, 1996 pursuant to which Lenders waived compliance with a number of provisions of the Credit Agreement through November 30, 1996; and

                 WHEREAS, Company and Lenders now wish to amend the Credit Agreement in certain respects;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.       AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 1.1      AMENDMENTS TO SECTION 1:  DEFINITIONS.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "BORROWING BASE", "BORROWING BASE CERTIFICATE", "CONSOLIDATED NET INCOME FROM NORTH AMERICAN AND MODCOMP OPERATIONS", "CONSOLIDATED EBITDA", "CONSOLIDATED FIXED CHARGES", "CONSOLIDATED RENTAL PAYMENTS", "CONSOLIDATED TOTAL FUNDED DEBT", "ELIGIBLE ACCOUNTS RECEIVABLE", and "SCHEDULED COMMITMENT REDUCTIONS" contained therein.

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in the appropriate alphabetical order:

                 "'CONSOLIDATED NET INCOME FROM NORTH AMERICAN AND CORPORATE OPERATIONS' means the sum of (i) the net income (or loss) of Company and its Domestic Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP and (ii) Corporate Overhead; provided that there shall be excluded (a) the income (or loss) of any Person (other than a Domestic Subsidiary of Company) in which any other Person (other than Company or any of its Domestic Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Domestic Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Domestic Subsidiary of Company or is merged into or consolidated with Company or any of its Domestic Subsidiaries or that Person's assets are acquired by Company or any of its Domestic Subsidiaries, (c) the income of any Domestic Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary and
                 (d) (to the extent not included in clauses (a) through (c) above) any net extraordinary gains or net non-cash extraordinary losses."

                 "'CONSOLIDATED TOTAL LIABILITIES' means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis in conformity with GAAP."

                 "'SECOND AMENDMENT EFFECTIVE DATE' means November 30, 1996."

         C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the reference to subsection 2.4B(iii)(f) contained in the definition of "NET


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
PROCEEDS AMOUNT" contained therein and substituting a reference to "subsection 2.4B(iii)(k) therefor.

SECTION 1.2       AMENDMENTS TO SECTION 2:  AMOUNTS AND TERMS OF COMMITMENTS AND
                  LOANS.

         A. Subsection 2.4A of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "A. SCHEDULED REDUCTIONS OF COMMITMENTS. The Commitments shall be permanently reduced on the dates and in the amounts set forth below:

                                           SCHEDULED REDUCTION       COMMITMENTS AFTER
                 DATE                         OF COMMITMENTS        SCHEDULED REDUCTION
                 ----                      -------------------      -------------------
         September 30, 1996                     $1,000,000              $47,000,000
         December 31, 1996                       2,000,000               45,000,000
         March 28, 1997                          2,000,000               43,000,000

         ; provided that the scheduled reductions of the Commitments set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Commitments in accordance with subsection 2.4B(iv)."

         B. Subsection 2.4B(iii)(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(a) Prepayments and Reductions From Net Asset Sale
                  Proceeds. No later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale (other than any Asset Sale described in clauses (d) through (i)), Company shall prepay the Loans and/or the Commitments shall be permanently reduced in an aggregate amount equal to 66-2/3% of such Net Asset Sale Proceeds."

         C. Subsection 2.4B(iii) of the Credit Agreement is hereby amended by (i) renumbering subsection 2.4B(iii)(e) as 2.4B(iii)(j), subsection 2.4B(iii)(f) as 2.4B(iii)(k), and subsection 2.4B(iii)(g) as 2.4B(iii)(l) and
(ii) adding new subsections 2.4B(iii)(e), 2.4B(iii)(f), 2.4B(iii)(g), 2.4B(iii)(h) and 2.4B(iii)(i) thereto as follows:

                           "(e) Prepayments from the Sale of Modcomp. On the
                  date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from any Asset Sale relating to Modcomp or its Subsidiaries, Company shall prepay the Loans and/or the Commitments shall be permanently reduced, in an aggregate amount equal to the correlative amounts set forth below for the period during which Company receives such Net Asset Sale Proceeds:

                                                                LENDER SHARE
                        PERIOD                                   OF PROCEEDS
                                                                ------------
                     Second Amendment Effective Date
                             through December 31, 1996               50%
                     January 1, 1997 through
                             January 31, 1997                        55%
                     February 1, 1997 through
                             February 28, 1997                       60%
                     March 1, 1997 through
                             March 31, 1997                          65%

                           "(f) Prepayments from the Sale of On Command Video
                  Stock. On the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from (i) the sale of the stock of On Command Video or (ii) the sale of its claim in the bankruptcy of Spectravision, Company shall prepay the Loans, and/or the Commitments shall be permanently reduced,
                  (i) in an aggregate amount equal to 50% of such Net Asset Sale Proceeds if the date of receipt of such Net Asset Sale Proceeds is on or before December 31, 1996 or (ii) in an aggregate amount equal to 65% of such Net Asset Sale Proceeds if the date of receipt of such Net Asset Sale Proceeds is after December 31, 1996.

                           "(g) Prepayments from the Sale of End-of-Life
                  Inventory. On the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds from the sale of any end-of-life Inventory of Company or its Subsidiaries, Company shall prepay the Loans, and/or the Commitments shall be permanently reduced, (i) in an aggregate amount equal to 50% of such Net Asset Sale Proceeds if the date of receipt of such Net Asset Sale Proceeds is on or before January 31, 1997 or (ii) in an aggregate amount equal to 65% of such Net Asset Sale Proceeds if the date of receipt of such Net Asset Sale Proceeds is after January 31, 1997.

                           "(h) Prepayments from the Sale of Texas Operations.
                  On the Second Amendment Effective Date, Company shall prepay the Loans, and/or the Commitments shall be permanently reduced, in an amount equal to the greater of (i) $175,000 and
                  (ii) 50% of the Net Asset Sale Proceeds received by Company or any of its Subsidiaries from the sale of the Inventory and equipment of Company's Texas operations.

                           "(i) Prepayments from Royalties. On or before
                  December 10, 1996, Company shall prepay the Loans, and/or the Commitments shall


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
                  be permanently reduced, in an amount equal to the royalties payable by Cerplex SAS to Company and accrued through September 30, 1996. On the tenth day after the end of each fiscal quarter of Company, Company shall prepay the Loans, and/or the Commitment shall be permanently reduced, in an amount equal to the royalties payable by Cerplex SAS to Company and accrued during such fiscal quarter."

SECTION 1.3        AMENDMENTS TO SECTION 6:  COMPANY'S AFFIRMATIVE COVENANTS.

         A. Subsection 6.1(xxi) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (xxi) Monthly Financials: as soon as available and in any event prior to December 10, 1996 with respect to the month ended October 31, 1996 and within 30 days after the end of each month thereafter, commencing with the month ended November 30, 1996, the consolidated balance sheet of Company and its Subsidiaries as at the end of such month, the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month, and an income statement for such month showing the results of operations for each division of Company and its Subsidiaries, all in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments; and"

         B. Subsection 6.11 of the Credit Agreement is hereby amended by amending the second sentence thereof to read in its entirety as follows:

                  "Company shall use its best efforts to obtain and deliver to Administrative Agent landlord waivers, in form and substance satisfactory to Administrative Agent, with respect to any real property leases or subleases entered into or acquired by Company or any of its Subsidiaries after the date hereof; provided, however, Company shall not be required to obtain landlord waivers with respect to (i) property, other than property that constitutes the principal place of business of Company or any of its Subsidiaries, that is (a) located in a jurisdiction the laws of which do not create a statutory lien in favor of a landlord on the personal property of a tenant and (b) subject to a lease that does not create a contractual lien in favor of the landlord on the personal property of the tenant, and (ii) any property that Company and Requisite Lenders agree is not significant in terms of its size, its significance to the operations of Company and its Subsidiaries or the value of the Collateral located on such property."

         C. Section 6 of the Credit Agreement is hereby amended by adding the following as new subsection 6.16 thereof:


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
                  "6.16 NEW LEADERSHIP

                        Company shall (i) hire a new chief executive officer
                  or (ii) retain a management consultant to serve as interim chief executive officer no later than the earlier of March 31, 1997 or no later than 30 days following the occurrence of any Event of Default after November 30, 1996."

SECTION 1.4      AMENDMENTS TO SECTION 7:  COMPANY'S NEGATIVE COVENANTS.

         A. Subsection 7.1(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

                        "[intentionally omitted]"

         B. Subsection 7.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "7.6    FINANCIAL COVENANTS.

                 "A. LIQUIDITY RATIO. Company shall not permit the ratio of (i) Consolidated Current Assets as of the last day of any fiscal quarter of Company to (ii) Consolidated Current Liabilities as of such day to be less than 0.78:1.00.

                 "B. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Company shall not permit Consolidated Tangible Net Worth at any time to be less than $3,150,000.

                 "C. MINIMUM PROFITABILITY. Company shall not permit Consolidated Net Income for the fiscal quarter of Company ending December 31, 1996 to be less than ($6,000,000).

                 "D. MINIMUM PROFITABILITY FROM NORTH AMERICAN AND CORPORATE OPERATIONS. Company shall not permit Consolidated Net Income From North American and Corporate Operations for the fiscal quarter of Company ending December 31, 1996 to be less than ($8,200,000).

                 "E. MAXIMUM RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH. Company shall not permit the ratio of (i) Consolidated Total Liabilities as of the last day of any fiscal quarter of Company to (ii) Consolidated Tangible Net Worth as of such day to be greater than 32.25:1.00.

                 "F. MINIMUM RATIO OF ACCOUNTS RECEIVABLE TO LOANS. Company shall not permit the ratio of (i) the sum of (a) the aggregate amount of all Accounts Receivable of Company and its Subsidiaries as of the last day of any fiscal quarter of Company and (b) the book value as defined by GAAP of all Inventory of


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
         Company and its Subsidiaries as of such day to (ii) the aggregate principal amount of all outstanding Loans as of such day to be less the 0.88:1.00."

SECTION 1.5      AMENDMENTS TO SECTION 10:  MISCELLANEOUS

         A.      Subsection 10.6 of the Credit Agreement is hereby amended by
(i) deleting the word "or" immediately prior to clause (xiv) thereof and adding the following immediately after the phrase "subsection 10.6" contained therein:

                 "; or (xv) changes in any manner the provisions contained in subsection 7.7 with respect to any proposed acquisition by purchase or otherwise of all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person"

SECTION 1.6      AMENDMENTS TO EXHIBITS AND SCHEDULES.

         A. Exhibit V of the Credit Agreement is hereby deleted and Exhibit I hereto substituted therefor.

         B.      Exhibit XVII of the Credit Agreement is hereby deleted.

SECTION 2.       LIMITED WAIVER

                 Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive compliance with the provisions of:

                 (a) subsection 6.11 of the Credit Agreement with respect to the real property leases and subleases of Company and its Subsidiaries set forth on
Schedule 1 hereto for the period from and including November 30, 1996 to and including January 31, 1997;

                 (b) subsection 8.2(i) of the Credit Agreement with respect to the failure of Company to pay the promissory note payable to Lucent Technology, Inc. for the period from and including November 30, 1996 to and including March 31, 1997;

                 (c) subsection 8.2(ii) of the Credit Agreement with respect to the failure of Company to comply with Sections 6.3 and 6.4 of the Note Purchase Agreement for the period from and including November 30, 1996 to and including December 9, 1996; and

                 (d) subsection 8.5 of the Credit Agreement with respect to the failure of Company to comply with subsection 6.11 of the Credit Agreement for the period from and including November 30, 1996 to and including January 31, 1997.


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
SECTION 3.       CONDITIONS TO EFFECTIVENESS

                 This Amendment shall become effective as of November 30, 1996 only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT DATE"):

         A. Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following:

                 1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Second Amendment Date;

                 2. Copies of its Bylaws, certified as of November 30, 1996 by its corporate secretary or an assistant secretary;

                 3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of November 30, 1996 by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                 4. Signature and incumbency certificates of its officers executing this Amendment dated as of November 30, 1996; and

                 5.       Executed copies of this Amendment.

         B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Brobeck, Phleger & Harrison, counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Second Amendment Date and setting forth substantially the matters in the opinions designated in Exhibit II to this Amendment and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

         C. On or before the Second Amendment Date, Administrative Agent, on behalf of Lenders, shall have received an amount equal to the greater of (i) $175,000 and (ii) 50% of the Net Asset Sale Proceeds from the sale of the Inventory and equipment of Company's Texas operations pursuant to Section 2.4B(iii)(h) of the Credit Agreement.

         D. On or before the Second Amendment Date, Administrative Agent, on behalf of Lenders, shall have received duly executed copies of a letter amending that certain Waiver and Amendment Agreement dated as of October 31, 1996 by and between Company and the parties to the Note Purchase Agreement, in form and substance satisfactory to Lenders to extend the waiver of Sections 6.3 and 6.4 of the Note Purchase Agreement contained therein until December 9, 1996.

         E. On or before the Second Amendment Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 4.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company, as the case may be.

         C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.


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
         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. Except as set forth on Schedule 4F attached hereto, the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of November 30, 1996 to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 5.       ACKNOWLEDGEMENT AND CONSENT

                 Company is a party to the Company Collateral Documents, in each case as amended through the Second Amendment Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents, in each case as amended through the Second Amendment Date, pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Guarantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of November 30, 1996 to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 6.       MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 1. On and after November 30, 1996, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 2. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 3. Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 2.4B(iii), 6.11, 8.2(i), 8.2(ii) and 8.5 of the Credit Agreement in the manner and to the extent described above. Nothing in this Waiver shall be deemed to:

                 (i) constitute a waiver of compliance by Company with respect to (i) subsections 2.4B(iii), 6.11, 8.2(i), 8.2(ii) or 8.5 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                 (ii) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   THE CERPLEX GROUP, INC.


                                   By:
                                       ----------------------------------------
                                   Title:
                                          -------------------------------------


                                   CERTECH TECHNOLOGY, INC. (for purposes
                                   of Section 5 only) as a Credit Support Party


                                   By:
                                       ----------------------------------------
                                   Title:
                                          -------------------------------------


                                   CERPLEX MASS., INC. (for purposes of
                                   Section 5 only) as a Credit Support Party


                                   By:
                                       ----------------------------------------
                                   Title:
                                          -------------------------------------


                                   CERPLEX LIMITED (for purposes of Section 5 only) as a Credit Support Party


                                   By:
                                       ----------------------------------------
                                   Title:
                                          -------------------------------------


                                   APEX COMPUTER COMPANY (for purposes
                                   of Section 5 only) as a Credit Support Party


                                   By:
                                       ----------------------------------------
                                   Title:
                                          -------------------------------------


                                            Second Amendment to Credit Agreement

                                CERPLEX SUBSIDIARY, INC. (for purposes of
                                Section 5 only) as a Credit Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                PERIPHERAL COMPUTER SUPPORT, INC.
                                (for purposes of Section 5 only) as a Credit
                                Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                MODCOMP/CERPLEX L.P. (for purposes of
                                Section 5 only) as a Credit Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                MODCOMP JOINT VENTURE, INC. (for
                                purposes of Section 5 only) as a Credit Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                MODULAR COMPUTER SERVICES, INC.
                                (for purposes of Section 5 only) as a Credit
                                Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                            Second Amendment to Credit Agreement

                                MODULAR COMPUTER SYSTEMS GMBH
                                (for purposes of Section 5 only)
                                as a Credit Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                MODCOMP FRANCE S.A. (for purposes of
                                Section 5 only) as a Credit Support Party


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION, INDIVIDUALLY AND AS
                                ADMINISTRATIVE AGENT


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                SUMITOMO BANK OF CALIFORNIA, AS A
                                LENDER


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                BHF-BANK AKTIENGESELLSCHAFT, AS A
                                LENDER


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                            Second Amendment to Credit Agreement

                                COMERICA BANK- CALIFORNIA, AS A
                                LENDER


                                By:
                                    ----------------------------------------
                                Title:
                                       -------------------------------------


                                            Second Amendment to Credit Agreement